T. SISTERS
                                   LEASING LLC



                           LEASE OF PERSONAL PROPERTY


     , hereinafter called Lessor, hereby leases to HOLLOMAN CONSTRUCTION COMPANY________________________________________, hereinafter called Lessee, and Lessee hereby leases and hires from the Lessor that certain personal property, hereinafter more particularly described, subject to the terms, provisions, conditions and agreements of this Lease hereinafter set forth.
     The personal property hereby leased (hereinafter called said property) receipt of which in good condition is hereby acknowledged by Lessee is described as follows, to-wit:

                  MAKE            MODEL                       SERIAL NUMBER

SAMSUNG SE 350  EXCAVATOR          UNIT   988                  JAY   1185



                           4956.34
                            359.33      7.25%
                           5316.67


Said property will be located at ___ODESSA, TEXAS_, and will not be moved to a new location except upon written notice first given to Lessor.

    Said property is hereby leased for a period of _____SIXTY (60)__________ months beginning on the ______4____ day of _____APRIL_____________________, 1998____.

Lessee hereby promises to pay to Lessor as follows:
Five Thousand Three Hundred Fifteen & 67/100

_________            ($__5315.67______) on ___April 4, 1998______

and _FIFTY-NINE (59)___ equal successive __MONTHLY__ installments of _FIVE THOUSAND THREE HUNDRED FIFTEEN & 67 100_ Dollars ($_5315.67______) beginning on _MAY 4, 1998_

___________________, 19 _______ and _ENDING APRIL 4, 2003_________

     1. Time is of the essence of this Lease. This instrument constitutes the entire agreement between Lessor and Lessee. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural; and whenever the word Lessor is used herein, it shall include all assignees of Lessor. If there be more than one Lessee named in this Lease the liability of each shall be joint and several. 2. No title or right in said property shall pass to Lessee except the Lease rights herein expressly granted. Plates or other markings may be affixed to or placed on said property indicating that Lessor (or assignee) is the owner thereof and Lessee will not remove the same. Upon the termination of the lease period, Lessee will immediately return said property to Lessor in as good condition as received less normal wear, tear, and depreciation. Said property shall always remain and be deemed personal property even though attached to realty. All replacements, equipment, repairs or accessories made to or placed in or upon said property shall become a component part thereof and title thereto shall be immediately vested in Lessor and shall be included under the terms hereof. All advances made by Lessor to preserve said property to or pay insurance premiums for insurance thereon or to discharge and pay any taxes, liens or encumbrances thereon shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor immediately together with interest thereon at the rate of seven per cent (7%) per annum until paid.
     3. It is understood that Lessor contemplates assigning this Lease and said property and that such assignee may assign same. All rights of Lessor hereunder shall be succeeded to by any assignee hereof and said assignes title to this Lease, to the rental herein provided for to be paid and in and to said property shall be free from all defenses, setoffs or counterclaims of any kind or character which Lessee may be entitled to assert against Lessor; it being understood and agreed that any assignee of Lessor does not assume any obligations of the Lessor herein named. It is further understood and agreed, however, that Lessee may separately claim against Lessor as to any matters which Lessee may be entitled to assert against Lessor.
               4. Lessee assumes the entire risk of loss from hazard and agrees to keep the property insured to protect all interests of Lessor, at Lessees expense, and for such risks and in such amounts as Lessor may require, including the liability of Lessor for public liability and property damage; and Lessor may, but shall not be obligated to, insure said property at the expense of Lessee. Said insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an insured in all said policies. The proceeds of such insurance, whether resulting from loss or damage or return premium, or otherwise, shall be applied toward the replacement or repair of the said property or the payment of obligations of Lessee hereunder at the option of the Lessor. Lessee hereby appoints Lessor as Lessees attorney-in-fact to make claims for, receive payment of and execute or endorse all documents, checks or drafts for loss or damage or return premium under any insurance policy issued on said property.
     5. Lessee agrees to use, operate and maintain said property in accordance with all laws, and not to sublet the same; to pay all licensing or registration fees for said property and to keep the same free of levies, liens and encumbrances; to pay all taxes levied on or in relation to said property; to permit Lessor to inspect said property at any time; and to keep it in first-class condition and repair and house the same in suitable shelter; and not to sell or otherwise dispose of his interest therein or in any equipment or accessories attached thereto. Said property will not be removed from the State of Texas without the written consent of the Lessor, and Lessee will immediately inform Lessor if the property is permanently moved in this State to a location other than the above stated.
     6. If any of the installments of rent provided for herein are not paid with ten (10) days after the due date thereof, Lessee will pay to Lessor reasonable collection costs, including charges of any collection agency or service employed by Lessor to collect said rents. In the event Lessor employs the services of an attorney to enforce any of the terms of this Lease, Lessee agrees to pay reasonable attorney fees and court costs so incurred by Lessor.
     7. No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall be construed as a waiver of any such breach or default, or of any similar breach or default thereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default. All waivers under this Lease must be in writing. All remedies either under this Lease or by law afforded to Lessor shall be cumulative and not alternate.
     8. Lessee agrees to and does hereby indemnify and hold Lessor harmless of, from and against all claims, costs, expenses, damages and liabilities, including reasonable attorney fees resulting from or pertaining to the use or operation of the property during the term of this agreement and while said property is in possession of the Lessee.
     9. If Lessee shall fail to pay any rental as herein provided when the same is due and payable, or if Lessee shall default in performance or shall fail to observe, keep or perform any other provision of this Lease required to be observed, kept, or performed by Lessee, then in such event Lessor, at its sole option, and in addition to and without prejudice to any other remedies, may terminate this Lease and/or enter upon Lessees premises and without any court order or other process of law may repossess and move said property either with or without notice to Lessee. Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing, and Lessor has the right, at its sole option,

               (a) To lease said property to any other person or persons upon such terms and conditions as Lessor shall determine, or,
               (b) To sell said property to the highest bidder at public auction in accordance with the pledge laws of the State of Texas at which sale the Lessor may be the purchaser.

     In either of such events, there shall be due from Lessee and Lessee will immediately pay to Lessor the difference between the total of rentals to be received from any third person or the purchase price at said sale as the case may be and the total unpaid rental provided to be paid therein, plus all costs and expenses of Lessor in repossessing, releasing, transporting, repairing, selling or otherwise handling said property; in the event that such releasing or selling results in a surplus, such surplus shall be paid to Lessee.
     10. For the purpose of this Agreement any notices required to be given shall be given to the parties hereto in writing and by mail at the addresses hereinafter set forth after the signature of each party, or to such other addresses as each party may substitute by notice to the other; if this Lease be assigned by Lessor, the address of the assignee shall be as indicated in the instrument of assignment. 11. In consideration of the mutual covenants contained herein, Lessee is hereby granted the option to obtain a new one (1) year lease at an annual rental of ______________________________________ Dollars ($________________). Said
     option may be exercised by Lessee by written notice to that effect to Lessor, which notice shall be accompanied by payment of the entire annual rental above described, and which shall be delivered to Lessor no less than ninety (90) days before the expiration of the term hereof. Said new one (1) year term and any succeeding one (1) year term, shall carry an identical option hereto, and except for the amount of rental, each new lease shall be subject to provisions and conditions identical with those of this lease. The rental payable for each new lease shall be that specified in this Paragraph 11 as payable for the first new lease. Notwithstanding anything provided in this Paragraph, in no event shall Lessee have the power or option to obtain more than _______________________________ successive new leases hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease this _________ day of ___________________________, 19________

T. SISTERS LEASING LLC                       ___HOLLOMAN CONSTRUCTION COMPANY__

By ___/s/_Teresa McCoy________________         By __/s/_Mark E. Stevenson_____
                  (Lessor)
-----------------------------------------------------------------------------

By_____________________________________                  By___________________
                  (Lessor)                                            (Lessee)

_________________________________________________


_________________________________________________
 Mail Address

  ASSIGNMENT                             OF                             LEASE
     For value received, undersigned does hereby sell, assign, transfer and set over to: (hereinafter called Bank, the address of which for purpose of notices pursuant to this instrument is __________________________________)
     that  certain"Lease   Agreement" dated   _____________________________,
     19_______ entered into by and between undersigned, therein called the "Lessor" and ______________________________________________ therein called the "Lessee", together with the property subject thereto, and all rentals and other sums due and to become due thereunder.
     Undersigned hereby guarantees due and punctual payment of all rentals and of all other sums due or to become due on or under the aforesaid lease agreement, and does hereby consent that, without further notice and without releasing the liability of undersigned, Bank may, at its discretion, give grace or indulgence in the collection of the same, and grant extensions of time for the payment of the same before, at or after maturity. Upon any default by the said Lessee undersigned will upon demand repurchase the said lease agreement and the property covered thereby by paying to Bank the title to the property subject to said lease agreement, and to the rental payments and other sums due thereon and thereunder are hereby vested in Bank; that the said lease agreement is genuine; that the said Lessee has capacity to contract; that undersigned has the right to make this assignment and that said rental property and rental payments and other sums are free from liens, encumbrances, claims and setoffs of every kind whatsoever, and that as of the date hereof, the unpaid balance of rental
     payments         specified         in         said         lease         is
     ________________________________________________                    Dollars
     ($_______________), and the next payment is due thereunder on the __________________________ day of _________________________, 19________.
Undersigned hereby waives (a) the right, if any, to the benefit of, or to direct the application of, any security hypothecated to Bank until all indebtedness of the said Lessee to Bank, howsoever arising, shall have been paid, and (b) the right to require Bank to proceed against the said Lessee, or to pursue any other remedy in the Banks power; and agrees that Bank may proceed against undersigned directly or independently of the said lease, and that the cessation of the liability of the said Lessee for any reason other than full payment, or any extension, forbearance or acceptance, release, or substitution of security or any impairment or suspension of Bank's remedies or rights against the said Lessee shall not in any way affect the Liability of undersigned hereunder. Bank does not assume any of the obligations arising under said lease agreement, and undersigned does hereby covenant and agree to keep and perform all of the obligation of the"Lessor" under said lease agreement and to save Bank harmless from the consequences of any failure to do so.

DATED_________________________, 19______                T. SISTERS LEASING, LLC


By_____________________________________________


________________________________________________




                                                  09/02 `90 20:21 NO.782 14/14






                                COMMERCIAL LEASE


                         Preamble - Parties and Premise

          BOB GIST, referred to in this lease as "Lessor, hereby leases to HOLLOMAN CONST. CO., referred to in this lease as "Lessee," those certain premises, referred to as "the premises," and located at WEST HI WAY 80 ODESSA, ECTOR, TX..


                   The parties agree to be legally bound as follows:


                                      Term

          The term of this lease shall be for the period of years commencing at 1.2u01 A.M. on the I day of APRIL 1, 1992, and ending at 12:01 A.M. 5 years later, unless sooner terminated as herein provided.


                                      Rent

          Lessee agrees to pay to Lessor as rent for the use and occupancy of the premises the sum of $1500 per month payable on the day 5 of each and every month commencing with APRIL 1, 1992, at the office of Lessor or such other place or places as Lessor may from time to time designate by written notice given to Lessee.



                                  Extended Term

          Should Lessee fully and faithfully perform all the terms and conditions of this lease tar the lull term specified, Lessee may extend this lease for a further term of 5 year(s), commencing on expiration of the full term specified in this lease, by giving Lessor written notice of Lessee's desire to so do at least 60 days prior to expiration of the original term of this lease.


                            Rent during Extended Term

          Should this lease be extended as provided for above, the rent during such period of extension shall be equal to the rent specified in this lease for the initial period adjusted by adding to that amount the sum of $ONLY THE AMOUNT OF ANY TAX INCREASE per month.

                                    Hold Over

         Should Lessee hold over and continue in possession of the premises after expiration of the term of this lease or any extension thereof, Lessee's continued occupancy of the premises shall be considered a month-to-month tenancy subject to all the terms and conditions of this 1ease.


                    Lessor's Inability to Deliver Possession

          Should Lesson for any reason be unable to deliver possession of the premises to Lessee on the date specified in this lease as the date on which the term of this lease is to commence, this lease shall not be void or voidable nor shall Lessor be liable to Lessee for any loss or damage resulting from such failure to deliver possession to Lessee so long as Lessor has exercised, and continues to exercise, reasonable diligence to deliver possession of the premises to Lessee. No rent shall however, accrue or become due from Lessee to Lessor under' this lease until the actual physical poss~5St~fl Of the premises is delivered, or' the right to actual unrestricted physical possession of the premises under this lease is tendered by Lessor to Lessee. Furthermore, the term of this lease shall not be extended by Lesson's inability to deliver possession of the premises to Lessee on the date specified in this lease.


                                 Use of Premises

         The premises shall be used for a CONSTRUCTION OFFICE by Lessee and for no other use or uses without the express written consent of Lessor.


                                 Prohibited Uses

         Lessee shall not commit or permit the commission of any acts on the premises nor use or permit the use of the premises in any way that:

         (a) will increase the existing rates for or cause cancellation of any fire, casualty, liability or other insurance policy insuring the premises or the contents;

          (b) violates or conflicts with any law, statute ordinance, or governmental rule or regulation, whether now in force or hereafter enacted, governing the premises;

          (c) obstructs or interferes with the rights of neighbors or injures or annoys them; or

           (d) constitutes the commission of waste on the premises or the commission or' maintenance of a nuisance.


                                   Alterations

          Lessee shall not make or permit any other person to make any alterat~on5 to the premises without the prior written consent of Lessor. Should Lessor consent to the making of any alterations to the premises by Lessee the alterations shall be made at the sole cost and expense of Lessee by a contractor or other person selected by Lessee and approved in writing before work commences by Lessor. Any and all alterations, additions, or Improvements made to the premises shall on expiration or sooner termination of this lease become the property of Lessor and remain on the premises; provided, however, that on expiration or sooner termination of this lease and written demand being given by Lessor, Lessee shall at Lessee's sole cost and expense remove all alterations, additions, and improvements made to the premises by Lessee and pay all costs of repairing any damages to the premises caused by their removal.


                             Maintenance and Repairs

         Lessee admits, by entering into possession under this lease, that the premises are now in a good, clean, and safe condition and repair. Lessee shall, at all times during the term of this lease and any renewal or extension thereof, maintain, at Lessee's sole cost and expense, the premises, and every part of the premises, in a good, clean, and safe condition, and shall on expiration or sooner termination of this lease surrender the premises to Lessor in as good condition and repair as they are' in on the date of this lease, reasonable wear and tear and damage by the elements excepted. Lessee hereby waives any right to make repairs to the premises at the expense of Lessor as provided by any law on statute now or hereafter enacted.



                              Inspection by Lessor

          Lessee shall permit Lessor or Lessor's agents, representatives, or employees to enter the premises at all reasonable times for the purpose of inspecting the premises to determine whether Lessee is complying with the terms of this lease and for the purpose of doing other lawful acts that may be necessary to protect interest in the premises under this lease.

                           Payment of Utility Charges

          Lessee shall pay, and hold Lessor and the property of Lessor free and harmless from, all charges for the furnishing of gas, water, electricity, telephone service, and other public utilities to the premises during the term of this lease or any extension thereof and far the removal of garbage and rubbish from the premises during the term of this tease or any extensions thereof.



                             Personal Property Taxes

         Lessee shall pay before they become delinquent alt taxes, assessments, or other charges levied or imposed by any governmental entity on the furniture, trade fixtures, appliances, and other personal property placed by Lessee in, on, or about the premises including, without limiting the generality of the other terms used in this section, any shelves, counters, vaults, vault doors, wall safes, partitions, fixtures, machinery, plant equipment, office equipment, television or radio antennas, or communication equipment brought or, the premises by Lessee.


                               Real Property Taxes

         All real property taxes and assessments levied or assessed against the premises by any governmental entity, including any special assessments imposed on or against the premises for the construction or improvement of public works in, or, or about the premises, shell be paid, before they become delinquent, by Lessor; provided, however, Lessee shall conduct no activity or the premises nor place any articles on the premises that will increase the real property taxes levied or assessed against the premises.


                             Destruction of Premises

         Should the premises or the Building of which they are a part be damaged or destroyed by any cause not the fault at Lessee, Lessor shall at Lessor's sole cost and expense promptly repair the same and the rent payable under this tease shall be abated for thy time and to the extent Lessee is prevented from the premises in their entirety; provided, however, that should the cost of repairing the damage or destruction exceed 25 percent of the full replacement cost of the premises or the building of which the premises are a part, Lessor may, in lieu of making the repairs required by this paragraph, terminate this lease by giving Lessee 90 days written notice of such termination.

                            Condemnation of Premises

          Should all or any part of the premises be taken by any public or quasi-public agency or entity under the power of eminent domain during the term of this lease:

         (a) either Lessor or Lessee may terminate this lease by giving the other 90 days written notice of termination provided, however, that Lessee cannot terminate this lease unless the portion of the premises taken by eminent domain is so extensive as to render the remainder of the premises useless for the uses permitted by this lease;

          b) any and all damages and compensation awarded or paid because of the taking, except for amounts paid Lessee for moving expenses or for damage to any personal property or trade fixtures owned by Lessee, shall belong to Lessor, and Lessee shall have no claim against Lessor or the entity exercising eminent domain power for the value of the unexpired term of this leases

          c) should only a portion of the premises be taken by eminent domain and neither Lessor nor Lessee terminates this lease, the rent thereafter payable under this least shall be reduced by the same percentage that the floor area at the portion taken by eminent domain bears to the floor are; of the entire premises; and

          d) should any portion of the building containing the premises other than the premises be taken by eminent domain, Lessor may, at his option, terminate this lease.


                            Assignment or Subleasing

          Lessee may encumber, assign, or otherwise transfer this binge, any right or interest in this lease, or any right or interest in the premises with the prior express written consent at Lessor. Lessee may sublet the premises or any part thereat or allow any other persons, including lessee's agents and servants, to occupy or use the premises or any part thereof with the prior written consent of Lessor. A consent by Lessor to one assignment, subletting, a" occupation and use by another person shall not he deemed to be a consent to any subsequent assignment, subletting, or occupation and use by another person. The consent of Lessor to any assignment of Lessee's interest in this lease or the subletting by Lessee of the premises shall not be unreasonably withheld.

                                    Indemnity

          Lessee  shall  indemnify  and hold Lessor and the  property of Lessor, including the premises, free and harmless from any and all liability, claims, lost, damages or expenses, including counsel fees and costs, arising by reason of the death or injury of any person, including Lessee or any person who is an employee or agent of Lessee, or by reason of damage to or destruction of any property, including property owned by Lessee or any person who is an employee or agent of Lessee, caused or allegedly caused by:

          (a) any cause whatsoever while such person or property is in or on the premises or in any way connected with the premises or with any personal property on the premises;

          (b) some condition at the premises;

          Cc) some act or omission on the premises of tresses or any person in, an, or about the premises with the permission of Lessee; or

          1/2) any matter connected with Lessee's occupation and use of the premises.


                               Liability Insurance

          Lessee shall, at its own cost and expense, secure within 10 days and maintain during the entire term of this lease and any renewals or extensions of such term a broad form comprehensive coverage policy of public liability insurance issued by an insurance company acceptable to Lessor and insuring Lessor against lost or liability caused by or connected with Lessees occupation end use of the premises under this lease in amounts not lass than:

          a) $100000 for injury to or death of one person and, subject to such limitation for injury to or death of one person, of not less than $1,000,000 for injury to or death of two or more persons as a result of any one accident or incident; and

          b) $NONE for damage to or destruction of any property of others.


                            Unremoved Trade Fixtures

          Any trade fixtures that are not removed from the premises by Lessee 70 days after this lease's expiration or sooner termination, regardless of cause, shall be deemed abandoned by Lessee and shall automatically become the property of Lessor as owner of the real property to which they are affixed.


                   Acts Constituting Breaches by Lessee

          Lessee shall be guilty of a material default and breach of this lease should:

          (a) any rent be unpaid when due and remain unpaid for 30 days after written notice to pay such rent or surrender possession of the premises has been given to Lessee by Lessor;

          (b) Lessee default in the performance of or breach any provision, covenant, or condition of this lease other than one for the payment of rent and such default or breach is not cured within 30 days after written notice thereof is given by Lessor to Lessee;

          c) Lessee breach this lease and abandon the premises before expiration of the term of this lease;

          d) a receiver be appointed to take possession of all or substantially all of Lessee's property and not he discharged within 20 days after his or her appointment;

          e) Lessee make a general assignment for the benefit of creditors; or

          (f) execution or attachment be levied on all or substantially all of Lessee's property and assets and not be discharged within 20 days.


                   Lessor's Remedies for Lessees Default

          Should Lessee be guilty of a material default and breach of this lease as defined in this lease, Lessor, in addition to any other remedies given Lessor by law or equity, may:

          (a) continue this lease in effect by not terminating Lessee's right to possession of the premises and thereby he entitled to enforce all Lessors right to recover the rent specified in this lease as it becomes due under this lease;

          (b) terminate Lessee's right to possession of the premises, thereby terminating this lease, and recover from Lessee;

                   (1) the worth at time of award of the unpaid rent which had been earned at the time of termination of the lease;

                   (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination at the lease until the time of award exceeds the amount of rental lose that Lessee proves could have been reasonably avoided;

                            (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Lessee proves could be reasonably avoided; and

                            (4) any other amount necessary to compensate Lessor tar all detriment proximately caused by Lessee's failure to perform Lessee's obligations under this lease; or

                   (c) in lieu of, or in addition to, bringing an action for any or all of the recoveries described in this lease, bring en action to recover and regain possession of the premises in the manner provided by the laws of TX..


                                Waiver of Breach

                   The waiver by Lessor of any breach by Lessee of any of the provisions of this lease shall not constitute a continuing waiver or a waiver of any subsequent breach by Lessee either of the same or another provision of this lease.


                       Force Majeure -- Unavoidable Delays

                   Should the performance of any act required by this lease to be performed by either Lessor or Lessee be prevented or delayed by reason of an act of God, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, or any other cause, except financial inability, not the fault of the party required to perform the act, the time for performance of the act will be extended tar a period equivalent to the period of delay and performance of the act during the period of delay will be excused; provided, however, that nothing contained in this section shall excuse the prompt payment of rent by Lessee as required by this lease or the performance of any act rendered difficult solely because of the financial condition of the party, Lessor or Lessee required to perform the act.


                                   Arbitration

                   Any dispute relating to the interpretation or performance of this Agreement shall be required at the request of either party through binding arbitration in accordance with the rules of either the American Arbitration Association of Texas. Judgement at any award determined by the arbitrators may be entered in the appropriate court having jurisdiction.

                                     Notices

          Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this lease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to (any member of) the party to whom they are directed, or in lieu of such personal service when deposited in the United States mail, first--class postage prepaid, addressed to Lessee at BOX 69410 ODESSA, TX 79769, or to Lessor at 2403 PEBBLE BEACH COVE AUSTIN,TX 78745. Either party, Lessee or Lessor, may change this address for the purpose of this section by giving written notice of such change to the other party in the manner provided in this section.


                         Binding on Heirs and Successors

          This lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties hereto, Lessor and Lessee, but nothing in this section contained shall be construed as a consent by Lessor to any assignment at this lease or any interest therein by Lessee.


                               Partial Invalidity

          Should any provision of this lease be held by a court of competent Jurisdiction to be either invalid, void, or unenforceable, the remaining provisions of this lease shall, remain in full force and effect unimpaired by the holding.


                             Sole and Only Agreement

         This instrument constitutes the sole and only agreement between Lessor and Lessee respecting the premises, the leasing of the premises to Lessee, or the lease term herein specified, and correctly sets forth the obligations of Lessor and Lessee to each other as of this date. Any agreements or representations respecting the premises or their leasing by Lessor or Lessee not expressly set forth in this instrument are void. * Refer to Attachment to Commercial Lease date January 21, 1992.

                                 Time of Essence

          Time is expressly declared to be the essence of this lease.

                   EXECUTED on January 21, 1991, at ODESSA, TX..

                                                  Lessor
                                                  /S/ Bob Gist
                                                  Bob Gist

                                                  Lessee
                                                  Holloman Const. Co
                                                  /S/  Sam Holloman
                                                  Sam Holloman

Ector
TX.

On _____________________,  ______________, before me, personally appeard Bob
Bob Gist, known to me or proved to me to be the person whose name is subscribed to the within document and acknowledged to me that he or she executed the same.

(seal)



                                                  ____________/S/________
                                                  Notary Public for TX.




Ector
TX.

On _____________________,  ______________, before me, personally appeard Bob
Bob Gist, known to me or proved to me to be the person whose name is subscribed to the within document and acknowledged to me that he or she executed the same.

(seal)

                                                       ____________/S/________
                                                        Notary Public for TX.

                         ATTACHMENT TO COMMERCIAL LEASE
                 BETWEEN BOB GIST AND HOLLOMAN CONSTRUCTION CO.
                             dated January 2l, 1992


Both parties heroin agree to the following:

         1. Bob Gist, lessor, shall be responsible for any and all claims involving the clean--up and/or disposal of any hazardous waste, materials, and/or products that are present and existing on the surface and/or soil at the lease site as of the closing date of this lease, April 1, 1992.

         2. Holloman Construction Co., lessee, shall be responsible for any and all claims involving the clean--up and/or disposal of any hazardous waste, materials and/or products that exist on the surface and/or soil at the lease site after closing date of this lease, April 1, 1992, and until further termination of this lease.

         3. Bob Gist, lessor, gives Holloman Construction Co., lessee, the right to construct offices, work areas, and general improvements within the lease site location. Holloman Construction Co. shall be liable for the cost of these improvements.